                                                                    Exhibit 32.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, William C. Bayless, Jr., Chief Executive Officer of American Campus Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 10, 2006     /s/ William C. Bayless, Jr.
                           --------------------------------
                           William C. Bayless, Jr.
                           President and Chief Executive
                           Officer